Exhibit 99.1 BEFORE THE PUBLIC UTILITIES COMMISSION OF THE STATE OF CALIFORNIA Order Instituting Investigation on the Commission’s Own Motion into the Rates, Operations, Practices, Services and Facilities of Southern California Edison Company and San Diego Gas and Electric Company Associated with the San Onofre Nuclear Generating Station Units 2 and 3. Investigation 12-10-013 (Filed October 25, 2012) And Related Matters. Application 13-01-016 Application 13-03-005 Application 13-03-013 Application 13-03-014 JOINT RESPONSE OF SOUTHERN CALIFORNIA EDISON COMPANY (U 338-E), SAN DIEGO GAS & ELECTRIC COMPANY (U 902-E), THE UTILITY REFORM NETWORK, THE OFFICE OF RATEPAYER ADVOCATES, FRIENDS OF THE EARTH, AND THE COALITION OF CALIFORNIA UTILITY EMPLOYEES TO ASSIGNED COMMISSIONER AND ADMINISTRATIVE LAW JUDGES’ RULING J. ERIC ISKEN WALKER A. MATTHEWS, III RUSSELL A. ARCHER Southern California Edison Company 2244 Walnut Grove Avenue Post Office Box 800 Rosemead, CA 91770 Telephone: (626) 302-6879 Facsimile: (626) 302-3990 E-mail: Walker.matthews@sce.com HENRY WEISSMANN EMILY B. VIGLIETTA Munger, Tolles & Olson LLP 355 South Grand Avenue, 35th Floor Los Angeles, CA 90071 Telephone: (213) 683-9150 Facsimile: (213) 683-5150 E-mail: Henry.Weissmann@mto.com Attorneys for SOUTHERN CALIFORNIA EDISON COMPANY

EMMA D. SALUSTRO Attorney for SAN DIEGO GAS & ELECTRIC COMPANY 101 Ash Street San Diego, CA 92101-3017 Telephone: (619) 696-4328 Facsimile: (619) 699-5027 E-mail: esalustro@semprautilities.com MATTHEW FREEDMAN Attorney for THE UTILITY REFORM NETWORK 785 Market Street, 14th floor San Francisco, CA 94103 Telephone: (415) 929-8876 x304 E-mail: matthew@turn.org GREGORY HEIDEN Attorney for OFFICE OF RATEPAYER ADVOCATES California Public Utilities Commission 505 Van Ness Avenue San Francisco, CA 94102 Telephone: (415) 355-5539 Facsimile: (415) 703-2262 E-mail: gregory.heiden@cpuc.ca.gov LAURENCE G. CHASET Attorney for FRIENDS OF THE EARTH Keyes, Fox & Wiedman LLP 436 14th Street, Suite 1305 Oakland, CA 94612 Telephone: (510) 314-8386 Facsimile: (510) 225-3848 E-mail: lchaset@keyesandfox.com JAMIE L. MAULDIN Attorney for COALITION OF CALIFORNIA UTILITY EMPLOYEES Adams Broadwell Joseph & Cardozo 601 Gateway Boulevard, Suite 1000 South San Francisco, CA 94080 Telephone: (650) 589-1660 Facsimile: (650) 589-5062 E-mail: jmauldin@adamsbroadwell.com Dated: September 19, 2014

24586564.5 - 1 - Pursuant to the September 5, 2014 “Assigned Commissioner and Administrative Law Judges’ Ruling Requesting Settling Parties to Adopt Modifications to Proposed Settlement Agreement” (“Ruling”), Southern California Edison Company (“SCE”), San Diego Gas & Electric Company (“SDG&E”), the Office of Ratepayer Advocates (“ORA”),1 The Utility Reform Network (“TURN”), Friends of the Earth (“FOE”), and the Coalition of California Utility Employees (“CUE”) (collectively, the “Settling Parties”) jointly submit this Response. The Settling Parties have previously explained why the Settlement Agreement, as submitted to the California Public Utilities Commission (“Commission”) on April 3, 2014, meets the criteria of Rule 12.1(d) of the Commission’s Rules of Practice and Procedure. Given the careful balancing of the relevant interests reflected in that agreement, the Settling Parties continue to adhere to that view. The Settling Parties also believe, however, that the public interest will best be served by expeditiously resolving this proceeding and ensuring that the benefits flow to ratepayers as soon as possible. Accordingly, the Settling Parties accept all of the modifications and clarifications to the Settlement Agreement proposed by the Ruling. The Settling Parties will submit an amendment to the Settlement Agreement on or before September 24, 2014 to implement the Ruling and certain other non-substantive adjustments to the Settlement Agreement. The Settling Parties ask the Commission to approve the amended Settlement Agreement promptly. 1 Although ORA was known as the Division of Ratepayer Advocates for most of this proceeding, this Response refers to it as “ORA” throughout.

24586564.5 - 2 - Respectfully Submitted, J. ERIC ISKEN WALKER A. MATTHEWS RUSSELL A. ARCHER HENRY WEISSMANN EMILY B. VIGLIETTA /s/ Henry Weissmann_______________________ By: Henry Weissmann Attorneys for SOUTHERN CALIFORNIA EDISON COMPANY Date: September 19, 2014 MATTHEW FREEDMAN /s/ Matthew Freedman Attorney for THE UTILITY REFORM NETWORK Date: September 19, 2014 GREGORY HEIDEN /s/ Gregory Heiden Attorney for OFFICE OF RATEPAYER ADVOCATES Date: September 19, 2014 EMMA D. SALUSTRO /s/ Emma D. Salustro By: Emma D. Salustro Attorney for SAN DIEGO GAS & ELECTRIC COMPANY Date: September 19, 2014 LAURENCE G. CHASET /s/ Laurence G. Chaset By: Laurence G. Chaset Attorney for FRIENDS OF THE EARTH Date: September 19, 2014 JAMIE L. MAULDIN /s/ Jamie L. Mauldin By: Jamie L. Mauldin Attorney for COALITION OF CALIFORNIA UTILITY EMPLOYEES Date: September 19, 2014